UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2015

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

2141 Rosecrans Avenue, Suite 2100

El Segundo, CA 90245
(Address of principal executive office) (Zip Code)

(310) 598-3173
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported under Item 2.01 of the Current Report on Form 8-K of Landmark Infrastructure Partners LP (the “Partnership”), filed on March 5, 2015 (the “Original 8-K”), Landmark Infrastructure Operating Company LLC (“OpCo”), a wholly owned subsidiary of the Partnership, completed its acquisition of 81 tenant sites and related real property interests, consisting of wireless communication, outdoor advertising and renewable power sites (the “Assets”), from Landmark Infrastructure Holding Company LLC (“HoldCo”), a wholly owned subsidiary of Landmark Dividend LLC (“Landmark”), in exchange for cash consideration of $25,205,000.00 (the “Transaction”).

This Current Report on Form 8-K/A amends the Original 8-K to file the financial information required by Items 9.01(a) and 9.01(b), as permitted by Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired. Substantially all tenant sites and real property interests acquired by the Partnership in connection with the Transaction are occupied by single tenants subject to lease agreements that are effectively triple net leases whereby the tenant is responsible for all expenses associated with the property, and no single asset included in the Transaction represented 10% or more of its total assets as reflected on its latest balance sheet filed with the Securities and Exchange Commission (the “SEC”) prior to the acquisition. For those assets leased to single tenants that are subject to lease agreements that are effectively triple net leases, the Partnership believes that financial information about the tenants, or the parent company of which the tenant is a wholly owned subsidiary, is more relevant to investors than financial statements of the acquired tenant site. These tenants, or their parent companies, are public companies that provide publicly available financial statements in reports filed with the SEC at http://www.sec.gov. The information in the table below sets forth the portion of the Transaction purchase price attributable to assets with the tenants listed below and is provided to conform to Regulation S-X, Rule 3-14 aggregation rules:

Tenant	Purchase Price	Public Entity
AT&T Mobility	$4,390,754	AT&T Inc.
T‑Mobile	3,125,227	T-Mobile US, Inc.
Verizon	2,155,835	Verizon Communications Inc.
Outfront Media	3,842,100	OUTFRONT Media Inc.
Crown Castle	1,951,835	Crown Castle International Inc.
Sprint	1,264,000	Sprint Corporation

(b)    Pro forma financial information. The unaudited pro forma consolidated and combined financial statements of the Partnership for the year ended December 31, 2014 are filed herewith as Exhibit  99.1.

(d) Exhibits

Exhibit
Number	Description
99.1	Unaudited pro forma consolidated and combined financial statements of the Landmark Infrastructure Partners LP for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

5
Landmark Infrastructure Partners LP

	By:	Landmark Infrastructure Partners GP LLC, its general partner

Dated: March 27, 2015	By:	/s/ George P. Doyle
Name: George P. Doyle
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Unaudited pro forma consolidated and combined financial statements of the Landmark Infrastructure Partners LP for the year ended December 31, 2014.